EXHIBIT 99.1

Media Contacts:
Adam Friedman
Partner
Adam Friedman Associates LLC
Phone: 212-981-2529, ext. 18
adam@adam-friedman.com

Analysts International Reports Results for First Quarter 2007

MINNEAPOLIS — April 27, 2007— Analysts International (NASDAQ: ANLY) today reported the results for its first quarter ended March 31, 2007. Revenues totaled $89.1 million for the quarter, compared to $86.8 million for the comparable quarter a year ago. For the quarter, the Company reported a net loss of $(2.0) million, or $(.08) per diluted share, compared to net income of $254,000 or $.01 per diluted share for the first quarter of 2006. Included in the reported operating loss for the first quarter of 2007 are $1.2 million of severance payments and consulting fees.

"We are committed to restoring the Company to profitability" said Mike LaVelle, President and CEO of Analysts International. "We continue to believe that we have a sound business in a growing market that offers us significant opportunities for growth. To that end, we intend to focus on four key strategies going forward: align our operations and services with selected markets; provide services and benefits to customers that enhance their talent resources, productivity and profitability; leverage our growth off a strong base of customers; position the company as a best-in-class technology and resource solutions provider to mid-market IT customers. We believe that effective implementation of these strategies will enable us to meet our goals," he added.

Analysts will host a conference call tomorrow at 9:30 a.m. CT to discuss these results in detail and answer questions participants may have. Interested parties may access the call by dialing 1-888-459-5609 or 1-973-321-1024 for international participants a few minutes before the scheduled start and ask for the Analysts International conference call moderated by Company President and CEO, Mike LaVelle. The call may also be accessed via the internet at www.analysts.com, where it will be archived. Interested parties can also hear a replay of the call from 12:30 p.m. CDT April 27, 2007 until 10:59 p.m. CDT on May 4, 2007, by calling 1-877-519-4471 and using access code 8675085. The Company will also file an 8-K with the Securities and Exchange Commission that will provide a full transcript of the prepared remarks delivered on the call.

About Analysts International
Founded in 1966, Analysts International (NASDAQ: ANLY) is a diversified IT services company with three distinct lines of business: IT Staffing, representing about two thirds of revenues, assists companies by recruiting and retaining technical contract professionals through a national recruiting network; Solutions Services helps clients leverage their information technology assets by integrating and implementing a broad range of applications and hardware; Managed Services is a flexible set of services that support a customer’s supply chain management, ranging from resource allocation through billing and payment of suppliers.
Analysts International partners with world class IT organizations that bring clients access to a wide range of expertise and resources. Analysts International’s client base includes the Fortune 100 global companies as well as mid-sized businesses in healthcare, financial services, manufacturing and government. For more information, visit www.analysts.com.

Cautionary Statement for the Purpose of Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995
This Press Release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. In some cases, forward-looking statements can be identified by words such as “believe,” “expect,” “anticipate,” “plan,” “potential,” “continue” or similar expressions. Forward-looking statements also include the assumptions underlying or relating to any of the foregoing statements. Such forward-looking statements are based upon current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Statements made in this Press Release by the Company or its President and CEO, Michael J. LaVelle, regarding: (i) the Company becoming profitable; (ii) the Company’s growth opportunities; and (iii) that successful implementation of the Company’s new business plan/strategy will result in meeting of its goals are forward looking statements. These statements are not guarantees of future performance, involve certain risks, uncertainties and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate. Therefore, actual outcomes and results may differ materially from what is expressed herein. In any forward-looking statement in which the Company or Mr. LaVelle expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement or expectation or belief will result or be achieved or accomplished. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: (i) growth opportunities may not be made available to the Company or the Company’s strategy for capturing any growth opportunities will not be successful; (ii) unsuccessful implementation or execution of the Company’s new business plan/strategy; and (iii) other economic, business, competitive and/or regulatory factors affecting the Company's business generally, including those set forth in Analysts' filings with the SEC, including its Annual Report on Form 10-K for the 2006 fiscal year, especially in the Management's Discussion and Analysis section, its most recent Quarterly Report on Form 10-Q and its Current Reports on Form 8-K. All forward-looking statements included in this Press Release are based on information available to the Company on the date of the Press Release. The Company undertakes no obligation (and expressly disclaims any such obligation) to update forward-looking statements made in the Press Release to reflect events or circumstances after the date of the Press Release or to update reasons why actual results would differ from those anticipated in such forward-looking statements.

(Financials follow)

Analysts International Corporation
Consolidated Statements of Operations
(unaudited)

	Three Months Ended
(in thousands except per share amounts)	March 31, 2007	April 1, 2006

Professional services revenue:
Provided directly	$62,951	$65,459
Provided through subsuppliers	16,122	14,077
Product sales	10,034	7,305
Total revenue	89,107	86,841

Expenses:
Salaries, contracted services and direct charges	65,821	65,196
Cost of product sales	8,705	6,444
Selling, administrative and other operating costs	16,250	14,492
Amortization of intangible assets	266	253

Operating (loss) income	(1,935)	456

Non-operating income	7	4
Interest expense	(78)	(193)

(Loss) income before income taxes	(2,006)	267

Income tax expense	21	13

Net (loss) income	$(2,027)	$254

Per common share:
Basic (loss) income	$(.08)	$.01
Diluted (loss) income	$(.08)	$.01

Average common shares outstanding	24,751	24,611
Average common and common equivalent shares outstanding	24,751	25,086

Analysts International Corporation
Consolidated Balance Sheets

(in thousands)	March 31, 2007 (unaudited)	December 30, 2006
Assets

Current assets:
Cash and cash equivalents	$81	$179
Accounts receivable, less allowance for doubtful accounts	65,277	64,196
Other current assets	3,834	2,484
Total current assets	69,192	66,859

Property and equipment, net	2,903	2,925
Other assets	25,863	26,447
Total assets	$97,958	$96,231

Liabilities and Shareholders’ Equity

Current liabilities:
Accounts payable	$24,671	$24,411
Salaries and vacations	5,362	7,416
Line of credit	8,283	2,661
Deferred revenue	1,029	1,267
Restructuring accrual, current portion	234	385
Self-insured health care reserves and other amounts	952	1,670
Deferred compensation	383	208
Total current liabilities	40,914	38,018

Non-current liabilities:
Deferred compensation	2,312	2,319
Restructuring accrual	116	160
Other Liabilities	160	--
Shareholders’ equity	54,456	55,734
	$97,958	$96,231

Analysts International Corporation
Reconciliation of non-GAAP Financial Measures
(in thousands)

	Three Months Ended
	March 31, 2007	April 1, 2006

Net (loss) income as reported	$(2,027)	$254

Plus:
Severance related costs	981	--

(Loss) income before severance related costs	(1,046)	254

Depreciation	476	608
Amortization	266	253
Net interest expense (income)	71	189
Income tax expense	21	13

Adjusted EBITDA*	$(212)	$1,317

*To supplement our consolidated financial statements presented in accordance with GAAP, we use the non-GAAP financial measure of EBITDA (earnings before interest, taxes, depreciation and amortization) which is adjusted from results based on GAAP to exclude certain items. We have excluded the special costs associated with severance charges pertaining to the departure of Jeff Baker, former President and CEO, and other personnel during the first quarter to provide a meaningful comparison between current results and prior reported results. This non-GAAP financial measure is provided to enhance the user’s overall understanding of our current financial performance and our prospects for the future. This measure should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. The non-GAAP financial measure included in this press release has been reconciled to the nearest GAAP measure.

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